WT MUTUAL FUND
Wilmington Small-Cap Core Fund
(the “Small-Cap Core Fund”)

Supplement Dated April 1, 2008 to the
Institutional and A Shares Prospectuses Dated November 1, 2007
The information in this Supplement contains new and additional information beyond that in the Institutional and A Shares Prospectuses of the Wilmington Small-Cap Core Fund dated November 1, 2007, and should be read in conjunction with those Prospectuses.
On April 1, 2008, Rodney Square Management Corporation (“RSMC”) and Wilmington Trust Investment Management, LLC (“WTIM”), as investment adviser and sub-adviser, respectively, assumed responsibility for managing all of the assets of the Wilmington Small-Cap Core Fund (the “Small-Cap Fund”). Accordingly, Cramer Rosenthal McGlynn, LLC (“CRM”) and Roxbury Capital Management, LLC (“Roxbury”) are no longer providing investment advisory services to the Small-Cap Fund and the information regarding CRM and Roxbury in the prospectuses is deleted.
RSMC receives an annual investment advisory fee of 0.75% of the average daily net assets of the Small-Cap Fund. RSMC has agreed to voluntarily waive 0.15% of its advisory fee until at least November 1, 2008, unless the investment advisory agreement terminates prior thereto.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE